Details of Significant Accounts - Pensions, schedule of net defined benefit liability amounts recognized in the balance sheet (Details) - Perfect Mobile Corp. (Taiwan) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Amounts recognized in the balance sheet
Present value of defined benefit obligations	$ (61)	$ (92)
Fair value of plan assets	15	13
Net defined benefit liability	$ (46)	$ (79)